UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 27, 2019
SONOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38603	03-0479476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
614 Chapala Street
Santa Barbara, California 93101
(Address of principal executive offices, including zip code)
(805) 965-3001
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On February 27, 2019, Sonos, Inc. (the “Company”) called to order its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were present or represented by proxy a sufficient number of shares of the Company’s common stock in order to constitute quorum. Due to a recently discovered technical issue regarding the mailing of the proxy materials for the Annual Meeting to certain beneficial owners of the Company’s common stock, the Company adjourned the Annual Meeting without opening the polls on the matters that were scheduled to be submitted to a vote of the Company’s stockholders at the Annual Meeting. The adjournment is intended to ensure that such beneficial owners have sufficient time to review the Company’s proxy materials and submit a proxy to vote their shares or attend the Annual Meeting in person and cause their shares to be voted.

The Annual Meeting is adjourned until March 15, 2019 at 11:00 a.m. Pacific Time. At that time, the Annual Meeting will be reconvened and held at 614 Chapala Street, Santa Barbara, California 93101.

The record date for the Annual Meeting remains January 10, 2019. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company strongly encourages all of its stockholders to read the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on January 18, 2019 (the “Proxy Statement”) and other proxy materials relating to the Annual Meeting, which are available free of charge on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the Annual Meeting. The Company has filed with the SEC and made, and will make, the Proxy Statement available to its stockholders of record on January 10, 2019. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING.

Stockholders are able to obtain the Proxy Statement and other relevant materials free of charge at the SEC’s website at www.sec.gov. In addition, documents filed with the SEC by the Company, including the Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2018, are available free of charge on the Investor Relations section of the Company’s website, which is located at https://investors.sonos.com.

Participants in the Solicitation

The Company and its directors, nominees and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the matters to be considered at the Annual Meeting. Information regarding the names, affiliations and direct or indirect interests (by security holdings or otherwise) of these persons are described in the Proxy Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOS, INC.

Date: February 27, 2019	By:	/s/ Edward Lazarus
Edward Lazarus
Chief Legal Officer and Corporate Secretary